UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2020

SKILLZ INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39243 (Commission File Number)	46-2682707 (IRS Employer Identification No.)

PO Box 445

San Francisco, California 94104

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 762-0511

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKLZ	NYSE
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	SKLZ.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On December 16, 2020 (the “Closing Date”), Flying Eagle Acquisition Corp., our predecessor and a Delaware corporation (“FEAC”), consummated the previously announced business combination (the “Business Combination”) pursuant to the terms of the merger agreement dated as of September 1, 2020, (the “Merger Agreement”) by and among FEAC, Merger Sub Inc., a Delaware corporation (“Merger Sub”), Skillz Inc., a Delaware corporation (“Old Skillz”), and Andrew Paradise (the “Founder”), solely in his capacity as the representative of the stockholders of Old Skillz.

Immediately upon the completion of the Business Combination and the other transactions contemplated by the Merger Agreement (the “Transactions”, and such completion, the “Closing”), Old Skillz merged with and into Merger Sub, with Old Skillz surviving the merger as a wholly-owned subsidiary of FEAC. In connection with the Transactions, FEAC changed its name to “Skillz Inc.” (“New Skillz”) and Old Skillz changed its name to “Skillz Platform Inc.”

Unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer to Skillz Inc., a Delaware corporation, and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of New Skillz.

Item 1.01. Entry into a Material Definitive Agreement.

Earnout Escrow Agreement

On the Closing Date, in connection with consummation of the Business Combination, New Skillz, the Founder in his capacity as the representative of the stockholders of Old Skillz, Eagle Equity Partners II LLC (the “Sponsor”), and Continental Stock Transfer & Trust Company, as escrow agent, entered into an escrow agreement (the “Earnout Escrow Agreement”) pursuant to which the Sponsor delivered 10,000,000 of its shares of FEAC Class B common stock into escrow that are subject to forfeiture if certain earnout conditions described more fully in the Merger Agreement are not satisfied. If the earnout conditions are fully satisfied, 5,000,000 of such shares will be released to the Sponsor in the form of shares of Class A common stock of New Skillz, and the other 5,000,000 shares will be released to the Old Skillz stockholders who received shares of New Skillz common stock as a result of the Business Combination in the form of shares of Class A common stock of New Skillz (other than the Founder and a trust for the benefit of his family members) who will receive shares of Class B common stock of New Skillz), in each case as further described in the Merger Agreement.

The foregoing description of the Earnout Escrow Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Earnout Escrow Agreement, which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Investors’ Rights Agreement

In connection with the execution of the Merger Agreement, FEAC, the Company, certain FEAC stockholders and certain Old Skillz stockholders entered into an investors’ rights agreement (the “Investors’ Rights Agreement”), effective as of the Closing. In addition, all other Old Skillz stockholders that receive capital stock of New Skillz in the Business Combination have been asked to sign a joinder to the Investors’ Rights Agreement pursuant to a letter of transmittal.

Pursuant to the Investors’ Rights Agreement, New Skillz will be required to register for resale securities held by the stockholders party thereto. New Skillz will have no obligation to facilitate more than one demand, made by the Sponsor, or its affiliates, that New Skillz register such stockholders’ securities. In addition, the holders have certain “piggyback” registration rights with respect to registrations initiated by New Skillz. New Skillz will bear the expenses incurred in connection with the filing of any registration statements pursuant to the Investors’ Rights Agreement. The Investors’ Rights Agreement also restricts the ability of each stockholder who is a party thereto to transfer its shares of New Skillz common stock for a period of two years following the closing of the Business Combination, subject to certain permitted transfers. In general, 1,500,000 shares of New Skillz common stock held by each stockholder who is a party to the Investors’ Rights Agreement and its affiliates will be released from the transfer restrictions each quarter beginning on the date that is six months following the Closing.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Investor Rights Agreement, which is attached hereto as Exhibit 10.14 and is incorporated herein by reference.

Indemnification Agreements

On the Closing Date, New Skillz entered into indemnification agreements with each of its directors and executive officers.

Each indemnification agreement provides for indemnification and advancements by New Skillz of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to New Skillz, or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Director Nomination Agreement

In connection with the Closing of the Business Combination, New Skillz and the Sponsor entered into a director nomination agreement (the “Director Nomination Agreement”). Pursuant to the Director Nomination Agreement, the Sponsor holds certain rights to nominate a member of the Board effective as of the Closing Date, subject to the conditions set forth in the Director Nomination Agreement. The Sponsor’s initial nominee to the board is Harry Sloan. The Director Nomination Agreement will terminate as of the date that is 15 months after the Closing Date.

The foregoing description of the Director Nomination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Director Nomination Agreement, which is filed as Exhibit 10.7 hereto and incorporated herein by reference.

Skillz Inc. 2020 Omnibus Incentive Plan

At the special meeting of the FEAC stockholders held on December 16, 2020 (the “Special Meeting”), the FEAC stockholders considered and approved the Skillz Inc. 2020 Omnibus Incentive Plan (the “Incentive Plan”). The Incentive Plan was previously approved, subject to stockholder approval, by the board of directors of FEAC on November 30, 2020.

The Incentive Plan became effective immediately upon the Closing of the Business Combination.

The Incentive Plan permits the Company to deliver up to 62,841,859 shares of New Skillz common stock pursuant to awards issued under the Incentive Plan, consisting of 15,000,000 shares which may be Class A and/or Class B common stock. 24,669,278 shares of Class A common stock, and 8,172,581 shares of Class B common stock. The number of shares of New Skillz Class A common stock reserved for issuance under the Incentive Plan will automatically increase on the first trading day of each calendar year, beginning in 2021, by 5% of the total number of outstanding shares of New Skillz Class A common stock on December 31 of the preceding calendar year. The number of shares of New Skillz Class B common stock reserved for issuance under the Incentive Plan will automatically increase on the first trading day of each year, beginning in 2021, by 5% of the total number of outstanding shares of New Skillz Class B common stock on December 31 of the preceding calendar year.

A more complete summary of the terms of the Incentive Plan is set forth in the definitive Proxy Statement/Prospectus (the “Proxy”), filed by FEAC with the Securities and Exchange Commission (the “SEC”) on December 1, 2020, in the section titled “The Incentive Award Plan Proposal.” That summary and the foregoing description of the Incentive Plan are qualified in their entirety by reference to the text of the Incentive Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Skillz Inc. 2020 Employee Stock Purchase Plan

At the Special Meeting, the FEAC stockholders considered and approved the Skillz Inc. Employee Stock Purchase Plan (the “ESPP”).

The ESPP became effective immediately upon the Closing of the Business Combination.

The ESPP permits the Company to deliver up 4,933,855 shares of New Skillz Class A Common stock pursuant to awards issued under the ESPP. The number of shares of Skillz Class A common stock reserved for issuance under the ESPP will automatically increase on the first trading day of each calendar year, beginning in 2021, by 1% of the total number of shares of New Skillz A common stock outstanding on December 31 of the preceding calendar year.

A more complete summary of the terms of the ESPP is set forth in the Proxy in the section titled “The ESPP Proposal.” That summary and the foregoing description of the ESPP are qualified in their entirety by reference to the text of the ESPP, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 16, 2020, FEAC held a Special Meeting at which the FEAC stockholders considered and adopted, among other matters, the Merger Agreement. On December 16, 2020, the parties to the Merger Agreement consummated the Transactions. Pursuant to the Merger Agreement, FEAC has acquired all of the outstanding equity interests of Old Skillz for cash and/or stock in New Skillz calculated based on the per share merger consideration value formula as set forth in the Merger Agreement and, in the case of the shares of common stock of New Skillz, calculated based on a price of $10 per share.

Holders of shares of Old Skillz received the merger consideration in the form of shares of New Skillz common stock as consideration for 359,518,849 shares of Old Skillz including shares with respect to which no election for cash or stock was received (“Stock Election Shares”) and holders of shares of Old Skillz received cash consideration as consideration for 75,786,931 shares of Old Skillz (“Cash Election Shares”).

The aggregate value of the consideration paid to Old Skillz stockholders in the Business Combination was approximately $3.5 billion, of which $566,204,151.81 was paid for Cash Election Shares and an aggregate of 268,596,411 shares were issued in consideration for Stock Election Shares.

In connection with the Closing, (i) each option exercisable for Old Skillz equity that was outstanding and unexercised immediately prior to the effective time of the Business Combination was converted into a newly issued option exercisable for Class A common stock of New Skillz (other than in the case of the Founder, who will receive options exercisable for Class B common stock of New Skillz, subject to the same terms and conditions as the Old Skillz awards), (ii) each warrant to purchase shares of Old Skillz capital stock that was issued and outstanding immediately prior to the effective time of the Business Combination and has not been terminated pursuant to its terms will have been converted into a warrant exercisable for Class A common stock of New Skillz on the same terms and conditions as applied to the existing warrants to purchase Old Skillz capital stock, and (iii) in respect of each unvested share of restricted stock that was unvested immediately prior to the effective time of the Business Combination, (A) each share of restricted stock (other than those held by an individual who has waived the right to accelerate the vesting of such stock) became immediately vested and the holder entitled to receive the applicable per share merger consideration, less applicable tax withholding, if any, and (B) each share of restricted stock held by an individual who has waived the right to accelerate the vesting of such stock has been cancelled and converted into restricted shares of New Skillz stock, subject to the same terms and conditions as the Old Skillz awards.

Pursuant to the Merger Agreement, Sponsor delivered 10,000,000 of its shares of FEAC Class B common stock into escrow that are subject to forfeiture if certain earnout conditions described more fully in the Merger Agreement are not satisfied. If the earnout conditions are fully satisfied, 5,000,000 of such shares will be released to the Sponsor in the form of shares of Class A common stock of New Skillz, and the other 5,000,000 shares will be released to the Old Skillz stockholders, who will receive shares of New Skillz common stock as a result of the Business Combination in the form of shares of Class A common stock of New Skillz (other than the Founder and a trust for the benefit of his family members, who will receive shares of Class B common stock of New Skillz), in each case as further described in the Merger Agreement.

The shares of Class B common stock of New Skillz have the same economic terms as the shares of Class A common stock of New Skillz, but the shares of Class B common stock of New Skillz have 20 votes per share. The outstanding shares of Class B common stock of New Skillz are subject to a “sunset” provision if the Founder and other permitted holders of Class B common stock collectively cease to beneficially own at least 20% of the number of shares of Class B common stock of New Skillz collectively held by the Founder and the Founder’s permitted transferees as of the effective date of the Business Combination.

Prior to the Special Meeting, holders of 2,140 shares of FEAC’s Class A common stock sold in FEAC’s initial public offering (“Public Shares”) exercised their right to redeem those shares for cash at a price of approximately $10.00 per share, for an aggregate of $21,400.00. Immediately after giving effect to the Business Combination (including as a result of the redemptions described above), there were 291,706,860 issued and outstanding shares of New Skillz Class A common stock and 78,090,663 shares of New Skillz Class B common stock issued and outstanding.

Upon the Closing, FEAC’s Class A common stock and warrants ceased trading, and New Skillz’s Class A common stock and warrants began trading on The New York Stock Exchange LLC (the “NYSE”). FEAC’s public units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from the NYSE. As of the Closing Date, our directors and executive officers and affiliated entities beneficially owned approximately 29% of the outstanding shares of Skillz common stock, and the former securityholders of FEAC beneficially owned approximately 26% of the outstanding shares of New Skillz common stock.

Forward-Looking Statements

This Current Report on Form 8-K, or some of the information incorporated herein by reference, contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, New Skillz’s management. Forward-looking statements in this Current Report on Form 8-K and in any document incorporated by reference in this Report may include, for example, statements about:

•	our rapid growth may not be sustainable and depends on our ability to attract and retain end-users;
•	our business could be harmed if we fail to manage our growth effectively;
•	we have a history of losses and we may be unable to achieve profitability;
•	our projections are subject to risks, assumptions, estimates and uncertainties;
•	we rely on our third-party developer partners to continue to offer the competitive experience in existing and new games on our platform;
•	a limited number of games account for a substantial portion of our revenue;
•	we rely on third-party service providers including cloud computing services, payment processors, and infrastructure service providers, and if we cannot manage our relationships or lose access to such third parties, our business, financial condition, results of operations and prospects could be adversely affected;
•	failure to maintain our brand and reputation could harm our business, financial condition and results of operations;
•	the broader entertainment industry is highly competitive and our existing and potential users may be attracted to competing forms of entertainment;
•	our business is subject to a variety of U.S. and foreign laws, which are subject to change and could adversely affect our business;
•	failure to protect or enforce our intellectual property rights could harm our business, results of operations and financial condition;
•	economic downturns and political and market conditions beyond our control could adversely affect our business, financial condition and results of operations; and
•	failure to properly contain COVID-19 or another global pandemic in a timely manner could materially affect how we and our business partners are operating.

The forward-looking statements contained in this Current Report on Form 8-K and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

These risks and uncertainties include, but are not limited to, those factors described in the Proxy in the section titled “Risk Factors”, which is incorporated herein by reference. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of FEAC prior to the Business Combination is described in the Proxy in the section titled “Other Information Related to FEAC” and that information is incorporated herein by reference. The business of New Skillz is described in the Proxy in the section titled “Business of New Skillz” and that information is incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s business and operations are set forth in the Proxy in the section titled “Risk Factors—Risks Related to Skillz’s Business and Industry” and that information is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of FEAC. Reference is further made to the disclosure contained in the Proxy in the sections titled “Selected Historical Consolidated Financial Information of FEAC,” “Selected Historical Consolidated Financial Information of Skillz”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FEAC”, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Skillz”, which are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FEAC” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Skillz”, which are incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Skillz —Quantitative and Qualitative Disclosures About Market Risk”, which is incorporated herein by reference.

Properties

The properties of New Skillz are described in the Proxy in the section titled “Business of New Skillz—Property” and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of Company common stock as of the Closing Date by:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Company common stock;
•	each of the Company’s executive officers and directors; and

•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Company stock issuable upon exercise of options and warrants currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.

The beneficial ownership of Company common stock is based on 291,709,860 shares of New Skillz Class A common stock and 78,090,663 shares of New Skillz Class B common stock issued and outstanding as of the Closing Date.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of New Skillz common stock beneficially owned by them.

Name and Address of	Number of shares of Class A Common		Number of shares Class B Common		% of Total Voting
Beneficial Owner	stock	%	stock	%	Power**
Andrew Paradise(1)(3)	3,572,888	1.0%	84,048,478	22.3%	84.3%
Casey Chafkin(1)(2)	16,410,957	4.4%	—	—	—
Harry Sloan(1)	—	—	—	—	—
Kent Wakeford(1)(2)	1,651,905	*	—	—	*
Vandana Mehta-Krantz(1)	—	—	—	—	—
Miriam Aguirre(1)(2)	2,741,564	*	—	—	*
Scott Henry(1)	—	—	—	—	—
All Directors and Executive Officers of New Skillz as a Group (Seven Individuals)	24,377,314	6.6%	84,048,478	22.3%	84.5%
Five Percent Holders:
Atlas Venture Fund, IX L.P. (4)	23,980,289	6.5%	—	—	1.2%
Entities Affiliated with WestCap Management LLC(5)	21,743,740	5.9%	—	—	1.1%
Bonderman Family Limited Partnership(6)	21,433,040	5.8%	—	—	1.1%

*	Denotes less than 1%
**	Percentage of total voting power represents voting power with respect to all shares of New Skillz Class A common stock and New Skillz Class B common stock, as a single class. Each share of New Skillz Class B common stock is entitled to 20 votes per share and each share of New Skillz Class A common stock is entitled to one vote per share.
(1)	The business address of each of these stockholders is P.O. Box 445, San Francisco, CA 94104.
(2)	Amounts exclude such holder’s pro rata share of 5,000,000 shares of New Skillz Class A common stock placed in escrow for the benefit of the Old Skillz stockholders pursuant to the terms of the Earnout Escrow Agreement.

(3)	Includes 3,572,888 shares of New Skillz Class A common stock held in escrow pursuant to the terms of the Earnout Escrow Agreement. Founder, as representative of the Old Skillz stockholders, has voting control over, but no pecuniary interest in, such shares. Also includes 1,427,112 shares of New Skillz Class B common stock held in escrow pursuant to the terms of the Earnout Escrow Agreement as to which Founder has voting control, as representative of the Old Skillz stockholders, and a pecuniary interest as a result of his ownership of shares of Old Skillz common stock.
(4)	Atlas Venture Fund IX, L.P. (“Atlas IX”) holds shares directly in New Skillz. Atlas Venture Associates IX, L.P. (“AVA IX LP”) is the sole general partner of Atlas IX. Atlas Venture Associates IX, LLC (“AVA IX LLC”) is the sole general partner of AVA IX LP. Each of Atlas IX, AVA IX LP and AVA IX LLC disclaims beneficial ownership of all shares except to the extent of its pecuniary interest, if any, therein. The business address of each of Atlas IX, AVA IX LP and AVA IX LLC is c/o Accomplice, 56 Wareham Street, Floor 3, Boston, MA 02118.
(5)	Includes shares held by WestCap Skillz 2020 Co-Invest, LLC, WestCap Skillz, LLC, WestCap Skillz 2020-A, LLC, WestCap Skillz 2020-A1, LLC and WestCap Skillz 2020, LLC. WestCap Management, LLC is the managing member of each of WestCap Skillz 2020 Co-Invest, LLC, WestCap Skillz, LLC, WestCap Skillz 2020-A1, LLC and WestCap Skillz 2020, LLC. Laurence A. Tosi is the sole owner of WestCap Management, LLC. Each of Mr. Tosi and WestCap Management, LLC has voting and dispositive power over, and may be deemed to beneficially own, the shares held by WestCap Skillz 2020 Co-Invest, LLC, WestCap Skillz, LLC, WestCap Skillz 2020-A1, LLC and WestCap Skillz 2020, LLC. Each of Mr. Tosi and WestCap Management, LLC expressly disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. The business address of each of Mr. Tosi and WestCap Management, LLC is 590 Pacific Avenue, San Francisco, California 94133.
(6)	Wildcat Capital Management, LLC (“Wildcat”) has voting and dispositive power over the shares held by Bonderman Family Limited Partnership (“BFLP”) pursuant to BFLP’s limited partnership agreement and an investment management agreement to which Wildcat and BFLP are parties. Leonard Potter is the sole member of, and is an officer of, Wildcat. Each of Wildcat and Mr. Potter may be deemed to be beneficially own the shares held by BFLP and expressly disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein. The address for BFLP is 301 Commerce Street, Suite 3150, Fort Worth, Texas 76102.

Directors and Executive Officers

The Company’s directors and executive officers after the consummation of the Transactions are described in the Proxy in the section titled “Directors and Executive Officers of New Skillz After the Business Combination” and that information is incorporated herein by reference.

Director Independence

Information with respect to the independence of the Company’s directors is set forth in the Proxy in the section titled “New Skillz Management After the Business Combination—Independence of the Board of Directors; Summary of the Proxy Statement/Prospectus—Controlled Company Exemption” and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the Board immediately after the Closing is set forth in the Proxy in the section titled “New Skillz Management After the Business Combination” and that information is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of FEAC before the consummation of the Business Combination and the named executive officers of New Skillz after the consummation of the Business Combination is set forth in the Proxy in the sections titled “Other Information Related to FEAC—Executive Compensation and Director Compensation” and “New Skillz Management After the Business Combination”, respectively, and that information is incorporated herein by reference.

At the Special Meeting, the FEAC stockholders approved the Incentive Plan. The description of the Incentive Plan is set forth in the Proxy section titled “The Incentive Award Plan Proposal”, which is incorporated herein by reference. A copy of the full text of the Incentive Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Following the consummation of the Business Combination, the Company expects that the Board or the Compensation Committee will make grants of awards under the Incentive Plan to eligible participants.

At the Special Meeting, the FEAC stockholders considered and approved the ESPP. The description of the ESPP is set forth in the Proxy in the section titled “The ESPP Proposal,” which is incorporated herein by reference. A copy of the full text of the ESPP is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Director Compensation

A description of the compensation of the directors of FEAC before the consummation of the Business Combination and is set forth in the Proxy in the sections titled “Other Information Related to FEAC—Executive Compensation and Director Compensation,” “Skillz’s Executive and Director Compensation,” and “New Skillz Management After the Business Combination”, respectively, and that information is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of the Company are described in the Proxy in the section titled “Certain Relationships and Related Person Transactions” and that information is incorporated herein by reference.

In connection with the closing of the Business Combination, Skillz entered into note cancellation agreements (the “Note Cancellation Agreements”) with each of Founder and Casey Chafkin. Pursuant to the Note Cancellation Agreements, certain promissory notes issued by Founder and Mr. Chafkin to Old Skillz were repaid and satisfied in full through the surrender of shares of capital stock of Old Skillz.

The foregoing description of the Note Cancellation Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Cancellation Agreements, which are filed as Exhibits 10.8 and 10.9 hereto and incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy titled “Other Information Related to FEAC—Legal Proceedings” and “Business of New Skillz —Legal Proceedings” and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the ticker symbol, number of stockholders and dividends for FEAC’s securities is set forth in the Proxy in the section titled “Market Price, Ticker Symbol and Dividend Information” and such information is incorporated herein by reference.

As of the Closing Date, there were approximately 313 holders of record of the Company’s Class A common stock and approximately nine holders of record of the Company’s warrants to purchase Class A common stock.

New Skillz’s Class A common stock and warrants began trading on the NYSE under the symbols “SKLZ” and “SKLZ.WS”, respectively, on December 17, 2020. FEAC’s public units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from the NYSE.

New Skillz has not paid any cash dividends on shares of its Class A common stock to date. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of the Company’s securities is contained in the Proxy in the section titled “Description of New Skillz Securities” and that information is incorporated herein by reference.

Immediately following the Closing, there were 291,706,860 shares of the Company’s Class A common stock issued and outstanding, held of record by 313 holders, 78,090,663 shares of the Company’s Class B common stock issued and outstanding, held of record by two holders, no shares of preferred stock outstanding, and 22,314,801 warrants outstanding held of record by nine holders. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Indemnification of Directors and Officers

New Skillz has entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancements by New Skillz of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to New Skillz or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

Further information about the indemnification of New Skillz’s directors and officers is set forth in the Proxy in the section titled “Indemnification of Directors and Officers” and that information is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Transaction Consideration

In connection with the Business Combination, at the Closing on December 16, 2020, New Skillz issued 191,932,860 shares of Class A common stock and 76,663,551 shares of Class B common stock to the holders of common stock of Old Skillz. On the Closing Date, in connection with consummation of the Business Combination, the Sponsor delivered 5,000,000 of its shares of FEAC Class B common stock into escrow that are subject to forfeiture if certain earn-out conditions described more fully in the Merger Agreement are not satisfied. These shares will be released to the Old Skillz stockholders who received shares of New Skillz common stock as a result of the Business Combination in the form of shares of Class A common stock of New Skillz (other than the Founder and a trust for the benefit of his family members who will receive shares of Class B common stock of New Skillz), in each case as further described in the Merger Agreement.

Private Placement

As previously disclosed, FEAC entered into subscription agreements (the “Subscription Agreements”), each dated as of September 1, 2020, with certain institutional investors (the “Investors”), pursuant to which, among other things, FEAC agreed to issue and sell, in private placements, an aggregate of 15,853,052 shares of Class A common stock of Skillz for $10.00 per share (the “Private Placement”).

The Private Placement closed immediately prior to the Business Combination on the Closing Date. The shares of FEAC Class A common stock issued to the Investors became shares of New Skillz Class A common stock upon consummation of the Business Combination.

The shares issued to the Investors in the Private Placement on the Closing Date were issued pursuant to and in accordance with the exemption from registration under the Securities Act under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the consummation of the Business Combination, FEAC changed its name to Skillz Inc. and adopted the amended and restated certificate of incorporation and amended and restated bylaws.

As disclosed below in Item 8.01, in accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is the successor issuer to FEAC and has succeeded to the attributes of FEAC as the registrant. In addition, the shares of common stock of New Skillz, as the successor to FEAC, are deemed to be registered under Section 12(b) of the Exchange Act.

Amended and Restated Certificate of Incorporation

Upon the closing of the Business Combination, FEAC’s amended and restated certificate of incorporation, dated February 10, 2020, was replaced with the amended and restated certificate of incorporation of New Skillz, which, among other things:

(a) changes the Company’s name to Skillz Inc.;

(b) increases the total number of authorized shares of all classes of capital stock, par value $0.0001 per share, from 401,000,000 shares, consisting of 400,000,000 shares of common stock, including 380,000,000 shares of Class A common stock and 20,000,000 shares of Class B common stock, and 1,000,000 shares of preferred stock, to 635,000,000 shares, consisting of 625,000,000 shares of common stock, including 500,000,000 shares of Class A common stock, par value $0.0001 per share, and 125,000,000 shares of Class B common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share;

(c) declassifies the Board;

(d) amends the terms of the shares of common stock, in particular to provide that each share of Class A common stock has one vote and each share of Class B common stock has twenty (20) votes and that shares of Class B common stock are not entitled to dividends;

(e) establishes redemption rights and transfer restrictions with respect to capital stock held by any stockholders who are unsuitable persons and their affiliates; and

(f) eliminates certain provisions specific to FEAC’s status as a blank check company.

The shareholders of FEAC approved this amendment and restatement at the Special Meeting. This summary is qualified in its entirety by reference to the text of the amended and restated certificate of incorporation, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Amended and Restated Bylaws

Upon the closing of the Business Combination, the Company’s bylaws were amended and restated to be consistent with New Skillz’s amended and restated certificate of incorporation and to make certain other changes that New Skillz’s board of directors deemed appropriate for a public operating company. This summary is qualified in its entirety by reference to the text of the amended and restated bylaws, which is included as Exhibit 3.2 hereto and incorporated herein by reference.

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On the Closing Date, the Audit Committee of the Board approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2020. Withum Smith+Brown, PC (“WSB”) served as independent registered public accounting firm of FEAC prior to the Business Combination. Accordingly, WSB was informed that it would be replaced by EY as the Company’s independent registered public accounting firm.

The reports of WSB on FEAC’s, the Company’s legal predecessor, balance sheet as of January 24, 2020 and the statements of operations, changes in stockholder’s equity and cash flows for the period from January 15, 2020 (date of inception) through January 24, 2020, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from January 15, 2020 (date of inception) through September 30, 2020, there were no disagreements between the Company and WSB on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WSB, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such period.

During the period from January 15, 2020 (date of inception) through September 30, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

During the period from January 15, 2020 (inception) to the date the Board approved the engagement of EY as the Company’s independent registered public accounting firm, FEAC did not consult with EY on matters that involved the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on FEAC’s consolidated financial statements or any other matter that was either the subject of a disagreement or reportable event.

The Company has provided WSB with a copy of the foregoing disclosures and has requested that WSB furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of WSB’s letter, dated December 16, 2020, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy in the section titled “The Business Combination,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Immediately after giving effect to the Business Combination, there were 291,706,860 shares of New Skillz Class A common stock outstanding. As of such time, our executive officers and directors and their affiliated entities held 4.3% of our outstanding shares of Class A common stock.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the consummation of the Transactions, and in accordance with the terms of the Merger Agreement, each executive officer of FEAC and Merger Sub ceased serving in such capacities; Scott M. Delman, Joshua Kazam, Alan Mnuchin, Laurence E. Paul, and Harry E. Sloan ceased serving on FEAC’s board of directors. Andrew Paradise, Casey Chafkin, Harry E. Sloan, Kent Wakeford, and Vandana Mehta-Krantz were appointed as directors of the Company, to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

Upon the consummation of the Transactions, the Company established the following three committees of the Board: audit committee, compensation committee, and nominating and corporate governance committee. Ms. Mehta-Krantz and Mr. Wakeford were appointed to serve on the Company’s audit committee, with Ms. Mehta-Krantz serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Ms. Mehta-Krantz and Mr. Wakeford were appointed to serve on the Company’s compensation committee, with Mr. Wakeford serving as the chair. Messrs. Paradise, Chafkin, and Wakeford were appointed to serve on the Company’s nominating and corporate governance committee, with Mr. Paradise serving as the chair.

Additionally, upon consummation of the Transactions, Mr. Paradise was appointed as the Company’s Chief Executive Officer; Mr. Chafkin was appointed as Chief Revenue Officer; Miriam Aguirre was appointed as Chief Technology Officer; and Scott Henry was appointed as Chief Financial Officer.

Following the consummation of the Transactions, the non-employee directors of the Company will be entitled to the following compensation for their service on the Board: (i) an annual cash retainer of  $40,000; (ii) an initial equity award with a grant date fair value equal to $430,000 prorated upon initial election to the Board and then an annual equity award with a target grant date fair value equal to $185,000 for directors with at least six months of service, to be granted each year at the annual meeting of the Company’s stockholders; (iii) an annual cash retainer of $20,000 for the chair of the audit committee, $15,000 for the chair of the compensation committee, and $9,000 for the chair of the nominating and corporate governance committee; (iv) an annual cash retainer of $10,000 for other members of the audit committee, $7,500 for other members of the compensation committee, and $4,500 for other members of the nominating and corporate governance committee; and (v) an additional annual cash retainer of  $25,000 for serving as our non-executive chair or $15,000 for serving as our lead director, in each case, if applicable. Each annual grant of equity-based awards described above will vest in full on the first anniversary of the grant date, or in such other circumstances as set forth in the applicable award agreement. Each initial grant of equity-based awards described above will vest in substantially equal annual installments on each of the first four anniversaries of the grant date.

Option Agreements

In connection with the Closing of the Business Combination, the Company entered into option agreements with each of Founder and Mr. Chafkin (the “Option Agreements”) awarding options to purchase (i) 9,960,000 shares of New Skillz Class B common stock to Founder and (ii) 2,040,000 shares of New Skillz Class A common stock to Mr. Chafkin. The options will vest in three equal increments as follows (i) one-third (1/3) of the options shall vest and become exercisable as of the date, following the grant date, that the volume weighted average price on the NYSE over a ten (10) trading day period of underlying New Skillz Class A common stock (“VWAP”) equals or exceeds 3.0x the VWAP of the shares as of the Closing Date, (ii) one-third (1/3) of the options shall vest and become exercisable as of the date, following the grant date, that the VWAP of the shares equals or exceeds 4.0x the VWAP of the shares as of the Closing Date; and (iii) one-third (1/3) of the options shall vest and become exercisable as of the date, following the grant date, that the VWAP of the shares equals or exceeds 5.0x the VWAP of the shares as of the Closing Date.

The foregoing description of the Option Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of option agreement, which is filed as Exhibit 10.11 hereto and incorporated herein by reference.

Severance Plan

On December 16, 2020, the Board approved the Skillz Inc. Executive Severance and Change in Control Plan (the “Severance Plan”), which provides for severance benefits to the Company’s named executive officers and other officers who are members of the Company’s management who enter into participation agreements under the Severance Plan (the “Covered Executives”). Covered Executives may become entitled to severance benefits under the Severance Plan in the event that they are terminated involuntarily by the Company without Cause (as defined in the Severance Plan) or resigns employment due to Good Reason (as defined in the Severance Plan) prior to or after a Change in Control of the Company (as defined in the Severance Plan) (each, a “Qualifying Termination”). Severance benefits under the Severance Plan are determined based on a Covered Executive’s “Tier” and whether the Qualifying Termination of employment occurs within the three months prior to or 12 months following a Change in Control (a “CIC Qualifying Termination”) or not in connection with a Change in Control (“Non-CIC Qualifying Termination”).

In the event of a Non-CIC Qualifying Termination and the Covered Executive timely executes a release of claims and complies with applicable restrictive covenants, the Covered Executive will be entitled to: (1) cash installment payments at the rate of the Covered Executive’s base salary as of the date of termination (“Severance”) over a period of 12 months, 9 months, 3 months or 6 months, as applicable, for a Tier 1, Tier 2, Tier 3 Covered Executive with one or more years of service, or Tier 3 Covered Executive with less than one year of service, respectively; and (2) continued health and welfare coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), at a cost to the employee of no greater than the cost during the Covered Executive’s active employment, for a period of 12 months, 9 months, 6 months or 3 months, as applicable, for a Tier 1, Tier 2, Tier 3 Covered Executive with one or more year of service, or Tier 3 Covered Executive with less than one year of service, respectively.

In the event that a Covered Executive has a CIC Qualifying Termination, and the Covered Executive timely executes a release of claims and complies with applicable restrictive covenants, the Covered Executive will be entitled to: (1) a lump sum cash payment equal to 18 months, 12 months or 6 months of base salary, as applicable, for a Tier 1, Tier 2 or Tier 3 Covered Executive, respectively; (2) a lump sum cash payment equal to the Covered Executive’s target annual bonus as of the date of termination multiplied by 1.5, 1.0 or .5, as applicable, for a Tier 1, Tier 2 or Tier 3 Covered Executive, respectively; and (2) continued health and welfare coverage under COBRA, at a cost to the Covered Executive of no greater than the cost during the Covered Executive’s active employment, for a period of 18 months, 12 months or 6 months, as applicable, to the Covered Executive’s Tier, or, if earlier, that date the Covered Executive is eligible for health and welfare coverage from a subsequent employer.

The Severance Plan also provides that in the event of a CIC Qualifying Termination only, unvested time-vesting equity and long-term incentive awards will automatically vest in full, and any unvested performance-vesting equity and long-term incentive awards will be treated in accordance with the applicable plan and award agreement.

Each of our named executive officers will be offered the opportunity to enter into a participation agreement under the Severance Plan and have been designated to be in the Tier indicated below:

Named Executive Officer	Severance Plan “Tier”
Andrew Paradise	1
Casey Chafkin	2
Scott Henry	2
Miriam Aguirre	2

The foregoing description is only a summary of the Severance Plan and Participation Agreement and is qualified in its entirety by the Severance Plan and Participation Agreement, which is filed as Exhibit 10.13 to this Current Report.

Reference is made to the disclosure described in the Proxy in the section titled “New Skillz Management After the Business Combination” beginning on page 233 for biographical information about each of the directors and officers following the Transactions, which is incorporated herein by reference.

The information set forth under Item 1.01. “Entry into a Material Definitive Agreement—Indemnification Agreement”, “—Skillz Inc. 2020 Incentive Award Plan” and “—Skillz Inc. Employee Stock Purchase Plan” of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial business combination” as required by FEAC’s organizational documents, the Company ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the sections titled “The Business Combination Proposal” and “The Merger Agreement” beginning on page 87 and 102, respectively, of the Proxy, and are incorporated herein by reference.

Item 8.01. Other Events.

In connection with the closing of the Business Combination, (i) the issued and outstanding shares of FEAC's Class A common stock were automatically converted, on a one-for-one basis, into shares of Class A common stock and (ii) the issued and outstanding shares of FEAC's Class B common stock were automatically converted , on a one-for-one basis, into shares of Class A common stock; provided that 1,427,112 of such shares delivered into escrow pursuant to the Escrow Earnout Agreement automatically converted, on a one-for- one basis, into shares of Class B common stock. All of FEAC's outstanding warrants became warrants to acquire shares of Class A common stock on the same terms as FEAC's warrants. By operation of Rule 12g-3(a) under the Exchange Act, the Company is the successor issuer to FEAC and has succeeded to the attributes of FEAC as the registrant, including FEAC’s SEC file number (001-39243) and CIK Code (0001801661). The Company’s Class A common stock and public warrants are deemed to be registered under Section 12(b) of the Exchange Act, and the Company will hereafter file reports and other information with the SEC using FEAC’s SEC file number (001-39243).

The Company’s Class A common stock and public warrants are listed for trading on The New York Stock Exchange LLC under the symbols “SKLZ” and “SKLZ.WS,” respectively, and the CUSIP numbers relating to the Company’s Class A common stock and public warrants are 83067L 109 and 83067L 117, respectively.

Holders of uncertificated shares of FEAC’s Class A common stock immediately prior to the Business Combination have continued as holders of shares of uncertificated shares of New Skillz Class A common stock.

Holders of FEAC’s shares who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the Closing Date that the Company is the successor to FEAC.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements of Skillz Inc., for the years ended December 31, 2019 and 2018, the related notes and report of independent registered public accounting firm thereto are set forth in the Proxy beginning on page F-31 and are incorporated herein by reference. The financial statements of Skillz Inc. as of September 30, 2020 and 2019 and the related notes thereto are set forth in the Proxy beginning on page F-61 and are incorporated herein by reference.

The financial statements of FEAC as of September 30, 2020, and the related notes thereto are set forth in the Proxy beginning on page F-2 and are incorporated herein by reference. The financial statements of FEAC for the period from January 15, 2020 (date of inception) through January 24, 2020, and the related notes and report of independent registered public accounting firm thereto are set forth in the Proxy beginning on page F-19 and are incorporated herein by reference.

(b) Pro forma financial information.

Certain pro forma financial information of the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.1†	Merger Agreement, dated as of September 1, 2020, by and among Flying Eagle Acquisition Corp., FEAC Merger Sub Inc., Skillz Inc., and Andrew Paradise, solely in his capacity as representative of the stockholders of Skillz Inc. (incorporated by reference to Exhibit 2.1 of Flying Eagle Acquisition Corp.’s Current Report on Form 8-K filed with the SEC on September 2, 2020).
3.1	Amended and Restated Certificate of Incorporation of Skillz Inc.
3.2	Amended and Restated Bylaws of Skillz Inc.
4.1	Form of Specimen Class A Common Stock Certificate of Skillz Inc.
4.2	Warrant Agreement, dated March 5, 2020, by and between Flying Eagle Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 of Flying Eagle Acquisition Corp.’s Current Report on Form 8-K filed on March 10, 2020).
10.1	Form of Skillz Inc. 2020 Omnibus Incentive Plan (incorporated by reference to Annex F of Flying Eagle Acquisition Corp.’s Form S-4 (File No. 333-248638), filed with the SEC on September 8, 2020).
10.2	Form of Skillz Inc. 2020 Employee Stock Purchase Plan (incorporated by reference to Annex G of Flying Eagle Acquisition Corp.’s Form S-4 (File No. 333-248638), filed with the SEC on September 8, 2020).
10.3	Form of Indemnification Agreement.
10.4	Support Agreement, dated as of September 1, 2020, by and among Flying Eagle Acquisition Corp. and certain Supporting Stockholders of Skillz Inc. (incorporated by reference to Exhibit 10.3 of FEAC’s Current Report on Form 8-K (File No. 001-39243), filed with the SEC on September 2, 2020).
10.5	Eighth Amended and Restated Investors’ Rights Agreement, dated September 1, 2020, by and among Flying Eagle Acquisition Corp., Skillz Inc. and certain of its stockholders (incorporated by reference to Exhibit 10.2 of FEAC’s Current Report on Form 8-K (File No. 001-39243), filed with the SEC on September 2, 2020).

10.6†	Earnout Escrow Agreement, dated December 16, 2020 by and among Skillz Inc., Andrew Paradise, solely in his capacity as representative of the stockholders of Skillz Inc., Eagle Equity Partners II LLC and Continental Stock Transfer & Trust Company.
10.7	Director Nomination Agreement, dated December 16, 2020, by and between Skillz Inc. and Eagle Equity Partner II, LLC.
10.8	Note Cancellation Agreement dated as of December 16, 2020 by and between Skillz Inc. and Andrew Paradise
10.9	Note Cancellation Agreement dated as of December 16, 2020 by and between Skillz Inc. and Casey Chafkin
10.10†*	Amendment to Skillz Online Developer Terms and Conditions of Service, dated January 15, 2020, by and between Skillz Inc and Tether Studios, Inc. (incorporated by reference to Exhibit 10.9 of Amendment No. 2 to Flying Eagle Acquisition Corp.’s Form S-4 (File No. 333-248638), filed with the SEC on November 2, 2020).
10.11	Form of Option Agreement
10.12	Skillz Inc. Executive Severance and Change in Control Plan
10.13	Form of Severance Plan Participation Agreement
10.14	Investor Rights Agreement dated September 1, 2020 by and among Flying Eagle Acquisition Corp., Skillz Inc., and the stockholders named therein
16.1	Letter from Withum Smith+Brown, PC to the SEC, dated December 21, 2020.
21.1	List of Subsidiaries
99.1	Unaudited Pro Forma Condensed Combined Financial Information

† Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

* Certain portions of this exhibit have been omitted pursuant to Regulation S-K Item 601(b)(10)(iv). The Registrant agrees to furnish an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLZ INC.

By:	/s/ Charlotte Edelman
Name: Charlotte Edelman
Title: VP of Legal

Date: December 21, 2020